UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)
3701 Wayzata Boulevard
Minneapolis, MN 55416
(Address of principal executive offices and zip code)
(952) 947-7777
(Registrant’s telephone number, including area code)
(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.05 per share	RGS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Regis Corporation

Current Report on Form 8-K

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On October 24, 2023, Regis Corporation (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting"). The proposals voted on are described in detail in the Proxy Statement for the Annual Meeting.

1.     Election of Directors. The shareholders elected the eight director nominees to serve for a one-year term. The results of the vote on the election of directors were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Vote

Lockie Andrews	16,694,557	1,503,722	248,756	11,669,140
Nancy Benacci	16,899,039	1,295,840	252,156	11,669,140
Matthew Doctor	17,732,623	601,437	112,975	11,669,140
David J. Grissen	16,696,316	1,498,307	252,412	11,669,140
Mark S. Light	15,996,414	2,198,609	252,012	11,669,140
Michael Mansbach	16,862,109	1,327,814	257,112	11,669,140
Michael J. Merriman	16,867,944	1,326,950	252,141	11,669,140
M. Ann Rhoades	16,206,650	2,050,630	189,755	11,669,140

2.    Say-on-Pay Proposal. The shareholders approved the advisory proposal on the compensation of the Company's named executive officers. The results of the advisory vote on the say-on-pay proposal were as follows:

For	15,225,320
Against	3,076,221
Abstain	145,494
Broker Non-Votes	11,669,140

3.     Say-on-Frequency Proposal. The shareholders selected every “1 Year” as the frequency of future advisory votes on the compensation of the Company's named executive officers. The results of the advisory vote on the say-on-frequency proposal were as follows:

1 Year	17,274,697
2 Years	948,199
3 Years	51,367
Abstain	172,772
Broker Non-Votes	11,669,140

Based on the Board of Directors’ recommendation in the Company’s Proxy Statement and the voting results set forth above, the Company has determined to hold an advisory vote on executive compensation every year.

4.    Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2024. The results of the vote on the ratification of Grant Thornton were as follows:

For	29,122,126
Against	475,502
Abstain	518,547

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: October 25, 2023	By:	/s/ Kersten R. Zupfer
Kersten D. Zupfer
Executive Vice President and Chief Financial Officer